UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 30, 2017
Xplore Technologies Corp.
 (Exact name of registrant as specified in its charter)
Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 RR 2222, Building II
Austin, Texas  78730
 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(512) 336-7797
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders
At the Company’s Annual Meeting of Stockholders held on November 30, 2017, the Company’s stockholders voted on three matters.  The Company’s stockholders (i) approved the election of Thomas B. Pickens III, Donald F. Neville, Kent A. Misemer, Robert N. McFarland and Andrea Goren to the Company’s board of directors, (ii) ratified the appointment of GBH CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018, and (iii) approved an amendment to the Company’s 2009 Stock Incentive Plan to (a) increase the maximum number of shares of its common stock issuable under that plan from 3,000,000 to 4,000,000, and (b) extend the termination date of that plan from June 9, 2019 to June 9, 2024.
As of the close of business on October 23, 2017, the record date for the Annual Meeting, there were 11,020,905 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting.  The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum.  At the Annual Meeting, holders of a total of 8,156,299 (74.00%) shares of the Company’s common stock were present, in person or by proxy.  The tables below set forth information regarding the results of the voting at the Annual Meeting.
Proposal 1:  Voting tabulations for the election of the following individuals as directors for a one year term were as follows:

Name	Votes For	Votes Withheld
Thomas B, Pickens III	3,545,617	891,187
Donald F. Neville	3,843,714	593,090
Kent A. Misemer	3,544,010	892,794
Robert N. McFarland	3,841,113	595,691
Andrea Goren	3,636,037	800,767
Proposal 2:  The voting tabulation for the ratification of GBH CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018 was as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
6,579,525	1,573,412	3,362	0
Proposal 3:  The voting tabulation for the approval of an amendment to the Company’s 2009 Stock Incentive Plan to (a) increase the maximum number of shares of its common stock issuable under that plan from 3,000,000 to 4,000,000, and (b) extend the termination date of that plan from June 9, 2019 to June 9, 2024:
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,653,106	1,780,997	2,701	3,718,495

Reference is made to the Company’s Schedule 14A, dated November 7, 2017, containing the definitive Proxy Statement, which the Company distributed to its stockholders of record beginning on November 7, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:            /s/Tom Wilkinson
Name:  Tom Wilkinson
Title:    Acting Chief Executive Officer

Dated: November 30, 2017